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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): April 3, 2001

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                                  SYBASE, INC.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          Delaware                   000-19395                   94-2951005
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(State or other jurisdiction        (Commission                  IRS Employer
    (of incorporation)              File Number)             Identification No.)


             6475 Christie Avenue, Emeryville, California    94608
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            (Address of Principal Executive Offices)       (Zip Code)


                                 (510) 922-3500
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               Registrant's telephone number, including area code


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        ITEM 5. OTHER EVENTS

        Attached as an Exhibit to this Report is a copy of a press release issued by Sybase on April 3, 2001 in connection with Sybase's preliminary earnings results for the first quarter of 2001.


        ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS



        Exhibit Number          Description
        --------------          -----------------------------------------------
        99                      Sybase, Inc. Press Release, dated April 3, 2001.







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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       SYBASE, INC.



        Date: April 3, 2001        By: /s/ DANIEL R. CARL
                                       ----------------------------------------
                                       Name:  Daniel R. Carl
                                       Title: Vice President, General Counsel
                                              and Secretary






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